

Dime Community Bancshares, Inc. (DCOM)

FTN Research

Investor Day

June 9, 2004

Dime Community Bancshares, Inc.



What We Do:
A Multifamily niche lender funded with Retail Deposits

Statements made herein that are forward looking in nature within the meaning of the Private Securities Litigation Reform Act of 1995 are subject to risks and uncertainties that could cause actual results to differ materially. Such risks and uncertainties include, but are not limited to, those related to overall business conditions and market interest rates, particularly in the markets in which the Company operates, fiscal and monetary policy, changes in regulations affecting financial institutions and other risks and uncertainties discussed in the Company's Securities and Exchange Commission filings. The Company disclaims any obligation to publicly announce future events or developments which may affect the forward-looking statements herein.



Dime Community Bancshares, Inc.

- $3.4 billion in assets
- Market Capitalization - $655 million
- Average Daily Trading - 225,000 shares
- Insider Ownership - 17%

Dime Community Bancshares, Inc.




BRONX
Bronx
Westbury
NASSAU
Jackson Heights
Bayside
Long Island City
Hillcrest
Flushing
QUEENS
Bellmore
BROOKLYN
Midwood
Kings Highway
Marine Park

- 20 Branches
- $114 million average deposits/branch



Financial Performance

	Calendar 2002	Calendar 2003	Qtr. Mar'04
EPS growth	+42%	+17%	+1%*
Return on average assets	1.57%	1.67%	1.60%
Return on average equity	17.7%	18.8%	17.7%
Operating efficiency	34.4%	33.1%	35.6%
Non-performing loan ratio	0.10%	0.02%	0.04%
Net Chargeoffs	$349	$28	$30

*** Based upon 2004 calendar year consensus estimate of $1.39.**



Outstanding Earnings Per Share Growth


$1.50
$1.20
$0.90
$0.60
$0.30
$0.00
$0.42
$0.53
$0.60
$0.83
$1.17
$1.37
1998
1999
2000
2001
2002
2003



Strong History of Paying Dividends



3-for-2 Stock Splits
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$ -
Jun-97
Dec-97
Jun-98
Dec-98
Jun-99
Dec-99
Jun-00
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03



How Do We Stack Up

According to Sandler O'Neill's Top 100 Thrift Rankings as of March 31, 2004*

Dime Community Ranked:

8 - Return on Assets

#9 - Return on Equity

#41 - Net Interest Margin

#7 - Efficiency Ratio

8 - Non-performing assets

* Refer to tables in appendix



Industry Recognition*

SNL Securities Annual Thrift Rankings
#2 for 2nd Year in a row

Business Week 2004 Small Cap 600 Scoreboard
#13 Among Banks
#135 Among all companies

Ryan Beck "Best of the Best"
2004 Banking Review
#7

* Refer to tables in appendix



NYC Multi-family Market

- Rent stabilization laws that create intrinsic value in NYC Multi-family residential property
- Housing Inventory Predominantly Renter occupied
- 2 million rental apartments and population in excess of 8 million



New York City's Occupied Housing Inventory

Predominantly RENTER Occupied



Owners
32%
Renters
68%

Composition of Rental Units*

(1,953,290 total rental units)

Stabilized....................	52%
Nonregulated "Free" Market	33%
Other <1>	12%
Rent Controlled................	3%

** Data as of December 31, 1999*

<1> Includes Mitchell Lama, in-rem, HUD regulated, Article 4 and Loft Board Units

Portfolio Characteristics: Distribution by Property Type




60%
50%
40%
30%
20%
10%
0%
5%
1%
54%
9%
25%
6%
0%
0%



Portfolio Characteristics: Distribution by Geography



50%
40%
30%
20%
10%
0%
47%
17%
12%
7%
6%
4%
7%
MANHATTAN
BROOKLYN
QUEENS
BRONX
NASSAU/SUFFOLK
WESTCHESTER/CONNECTICUT
NEW JERSEY

How are We Different?



- Core Focus
  - Multi-family lending
    - ☐ Top Niche Player
  - Raising retail deposits
    - ☐ Core deposits = 57%

- Financial Structure
  - Loans to assets = 75%

- Short-term duration of investment securities
  - 2.4 years

- Low leverage
  - Equity to asset ratio = 8.2%
  - Tangible Equity ratio = 6.6%



Deposits: The Real Franchise Value

Rank	Company	Symbol	State	Total Deposits ($Mil)	Deposits as a % of Assets
1	**Dime Community Bancshares**	**DCOM**	**NY**	**$2,273**	**67%**
2	OceanFirst Financial Corp.	OCFC	NJ	$1,135	64%
3	Provident Financial Services	PFS	NJ	$2,692	63%
4	PennFed Financial Services	PFSB	NJ	$1,130	62%
5	First Sentinel Bancorp, Inc.	FSLA	NJ	$1,346	62%
6	Flushing Financial Corporation	FFIC	NY	$1,217	61%
7	Hudson City Bancorp, Inc. (MHC)	HCBK	NJ	$10,760	60%
8	Independence Community	ICBC	NY	$5,401	54%
9	GreenPoint Financial Corp.	GPT	NY	$12,577	53%
10	Astoria Financial Corporation	AF	NY	$11,509	51%
11	New York Community Bancorp	NYB	NY	$10,027	38%

Source: Sandler O'Neill & Partners, L.P. Top 100 Thrifts Ranked by Assets March 31, 2004



Deposits: The Real Franchise Value

Rank	Company	Symbol	State	Number of Branches	Average Deposits /Branch ($ Mil)
1	GreenPoint Financial Corp.	GPT	NY	90	$139.7
2	Astoria Financial Corporation	AF	NY	86	$133.8
3	Hudson City Bancorp, Inc. (MHC)	HCBK	NJ	81	$132.8
4	**Dime Community Bancshares**	**DCOM**	**NY**	**20**	**$113.7**
5	Flushing Financial Corporation	FFIC	NY	11	$110.6
6	OceanFirst Financial Corp.	OCFC	NJ	17	$66.8
7	First Sentinel Bancorp, Inc.	FSLA	NJ	22	$61.2
8	New York Community Bancorp	NYB	NY	192 *	$52.2
9	Provident Financial Services	PFS	NJ	54	$49.9
10	PennFed Financial Services	PFSB	NJ	23	$49.1
11	Independence Community	ICBC	NY	121	$44.6

** includes 52 NYB supermarket branches*

Source: Sandler O'Neill & Partners, L.P. Top 100 Thrifts Ranked by Assets March 31, 2004

Loan-to-Deposit Ratio




150%
140%
130%
120%
110%
100%
90%
80%
107%
131%
144%
129%
113%
107%
101%
1998
1999
2000
2001
2002
2003
Mar-04



Short Duration Investment Portfolio*

	Cost	Market	Book Yield	Duration
Corporates & Agencies	$ 95,751	$ 95,686	1.96%	0.7 years
MBS Securities	$ 749,497	$ 751,699	3.65%	2.7 years
TOTAL	$ 845,248	$ 847,385	3.46%	2.4 years

* As of March 31, 2004



Looking Ahead

- Impact of Rising Interest Rates
  — How high/ How fast?

- Outlook for loan origination volumes
  — Growing the portfolio back to a higher yield

- Cash flows, liquidity and capital management
  — Impact of rising market rates and a young portfolio



Net Interest Margin


Three Months Ended

Interest Rate Sensitivity*

(annualized)



Net Interest Income			
	Impact After Tax ($Mil)	**% Impact**	**EPS Impact**
+ 100 Basis Points	**($ 3,344)**	**-3.60%**	**($0.057)**
+ 200 Basis Points	**($ 4,270)**	**-4.60%**	**($0.073)**

**As of March 31, 2004. Analysis assumes a static balance sheet (no active management of cash flows other than reinvestment in overnight funds). Interest rate assumptions:*

- *up 100 basis points in 2 quarters, then flat*
- *up 200 basis points in 4 quarters*



Capital Management

Tangible Equity*	Capital Ratio	Total Assets
$ 217,904	6.57%	$ 3,315,129
$ 217,904	5.50%	$ 3,960,073
Asset growth potential =		**$ 644,944**
$ 217,904	6.57%	$ 3,315,129
287,904**	5.50%	$ 5,232,900
Asset growth potential =		**$ 1,917,671**

*Tangible Equity as of March 31, 2004

** Add $70 million Trust Preferred

Loan Portfolio Characteristics: Loan Seasoning




17%
9%
21%
45%
10%

Loan Portfolio Characteristics: Distribution by Rate




CURRENT BALANCE
PRIOR YEAR
(in $ millions)
781.0
607.0
1,152.7

Loan Portfolio Characteristics: Original Term to Repricing




(in $ millions)
5.84%
6.55%
Monthly

Adjustable Rate
80%

Total Portfolio

Fixed Rate
20%



Investment Highlights

- Recognized leader in multi-family lending in New York City
- Track record of solid earnings growth
- Flexible balance sheet
- Growing mix of core deposits
- Stellar credit quality
- Low efficiency ratio
- Highly experienced management team



Appendix



Return on Assets

Rank	Company	Symbol	State	Total Assets ($Mil)	Return on Assets (Core)(%)
2	New York Community Bancorp	NYB	NY	$26,494	2.01%
3	GreenPoint Financial Corp.	GPT	NY	$23,843	1.97%
7	Independence Community	ICBC	NY	$9,975	1.57%
8	**Dime Community Bancshares**	**DCOM**	**NY**	**$3,373**	**1.55%**
17	Hudson City Bancorp, Inc. (MHC)	HCBK	NJ	$17,920	1.25%
27	First Sentinel Bancorp, Inc.	FSLA	NJ	$2,176	1.09%
29	Flushing Financial Corporation	FFIC	NY	$1,994	1.07%
34	OceanFirst Financial Corp.	OCFC	NJ	$1,768	1.03%
31	Provident Financial Services	PFS	NJ	$4,258	0.95%
50	Astoria Financial Corporation	AF	NY	$22,651	0.92%
69	PennFed Financial Services	PFSB	NJ	$1,816	0.66%

Source: Sandler O'Neill & Partners, L.P. Top 100 Thrifts Ranked by Assets March 31, 2004



Return on Equity

Rank	Company	Symbol	State	Total Assets ($Mil)	Return on Equity (Core) (%)
2	GreenPoint Financial Corp.	GPT	NY	$23,843	23.85%
9	**Dime Community Bancshares**	**DCOM**	**NY**	**$3,373**	**17.24%**
11	Hudson City Bancorp, Inc. (MHC)	HCBK	NJ	$17,920	16.28%
15	New York Community Bancorp	NYB	NY	$26,494	15.13%
16	Independence Community	ICBC	NY	$9,975	14.95%
18	Astoria Financial Corporation	AF	NY	$22,651	14.62%
21	Flushing Financial Corporation	FFIC	NY	$1,994	14.17%
25	OceanFirst Financial Corp.	OCFC	NJ	$1,768	13.45%
42	FirstSentinel Bancorp, Inc.	FSLA	NJ	$2,176	10.31%
46	PennFed Financial Services	PFSB	NJ	$1,816	9.98%
76	Provident Financial Services	PFS	NJ	$4,258	4.90%

Source: Sandler O'Neill & Partners, LLP Top 100 Thrifts Ranked by Assets March 31, 2004



Net Interest Margin

Rank	Company	Symbol	State	Total Assets ($Mil)	Net Interest Margin (%)
11	New York Community Bancorp	NYB	NY	$26,494	4.00%
19	Independence Community	ICBC	NY	$9,975	3.64%
24	Flushing Financial Corporation	FFIC	NY	$1,994	3.54%
26	Provident Financial Services	PFS	NJ	$4,258	3.50%
34	OceanFirst Financial Corp.	OCFC	NJ	$1,768	3.36%
39	GreenPoint Financial Corp.	GPT	NY	$23,848	3.30%
41	**Dime Community Bancshares**	**DCOM**	**NY**	**$3,373**	**3.29%**
68	First Sentinel Bancorp, Inc.	FSLA	NJ	$2,176	2.82%
71	Hudson City Bancorp, Inc.	HCBK	NJ	$17,920	2.69%
82	PennFed Financial Services	PFSB	NJ	$1,816	2.24%
85	Astoria Financial Corporation	AF	NY	$22,651	2.14%

Source: Sandler O'Neill & Partners, L.P. Top 100 Thrifts Ranked by Assets March 31, 2004



Efficiency Ratio

Rank	Company	Symbol	State	Total Assets ($Mil)	Efficiency Ratio (%)
2	New York Community Bancorp	NYB	NY	$26,494	19
3	Hudson City Bancorp, Inc. (MHC)	HCBK	NJ	$17,920	25
7	**Dime Community Bancshares**	**DCOM**	**NY**	**$3,373**	**35**
10	GreenPoint Financial Corp.	GPT	NY	$23,848	42
12	Astoria Financial Corporation	AF	NY	$22,651	42
13	First Sentinel Bancorp, Inc.	FSLA	NJ	$2,176	43
18	Independence Community	ICBC	NY	$9,975	47
25	Flushing Financial Corporation	FFIC	NY	$1,994	52
34	PennFed Financial Services, Inc.	PFSB	NJ	$1,816	56
52	OceanFirst Financial Corp.	OCFC	NJ	$1,768	62
62	Provident Financial Services	PFS	NJ	$4,258	64

Source: Sandler O'Neill & Partners, L.P. Top 100 Thrifts Ranked by Assets March 31, 2004



Nonperforming Assets

Rank	Company	Symbol	State	Total Assets ($Mil)	Nonperforming Assets/Loans (%)
6	Flushing Financial Corporation	FFIC	NY	$1,994	0.05%
8	**Dime Community Bancshares**	**DCOM**	**NY**	**$3,373**	**0.06%**
9	East Sentinel Bancorp, Inc.	ESLA	NJ	$2,176	0.08%
15	Provident Financial Services	PFS	NJ	$4,258	0.19%
16	Astoria Financial Corporation	AF	NY	$22,651	0.20%
21	PennFed Financial Services	PFSB	NJ	$1,816	0.24%
22	OceanFirst Financial Corp.	OCFC	NJ	$1,768	0.25%
23	New York Community Bancorp	NYB	NY	$26,494	0.27%
75	GreenPoint Financial Corp.	GPT	NY	$23,843	2.57%
79	Hudson City Bancorp, Inc.	HCBK	NJ	$17,920	0.24%
83	Independence Community	ICBC	NY	$9,975	0.58%

Source: Sandler O'Neill & Partners, L.P. Top 100 Thrifts Ranked by Assets March 31, 2004



SNLFinancial

The SNL DataSource® SNL Interactive™ IRWeblink™

Home | Banks and Thrifts | Financial Services | Insurance | Real Estate

For the 2nd year in a row, according to the rankings* of SNL Financial,

Dime Community Bancorp was rated 2nd highest performing thrift in the nation

among the 100 largest publicly-traded thrifts

** Rankings are based upon 3-year core cash earnings per share growth, core return on average assets, return on average tangible equity, efficiency ratio, and credit quality*

Business Week
The 2004 Small-Cap 600 Scoreboard

Ranked by Bank

Ranked by Bank	Ranked by Company	Total Returns:	1 Yr	3 Yr		
1	1	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	5	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	19	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	56	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
5	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
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[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
9	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
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[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
13	135	DIME COMMUNITY BANCSHARES (DCOM)	50.7	187.1	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
15	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
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[illegible]	169	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
19	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
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[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

Financial Media



Rankings based upon Total Returns for 1- and 3-years

The "Best of the Best"





RYAN BECK BANKING REVIEW

The Best of the Best – Not All Banks Should Be Created Equal

Market Commentary



Exhibit 1: "The Best of the Best"